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                                                                     Exhibit 2.1



Asset Purchase Agreement, dated December 11, 2000, among Weighco Enterprises, Inc., Weighco of Northwest, Inc. and Weighco of Southwest, Inc., Weight Watchers North America, Inc., and the Company incorporated herein by reference to the Company's Quarterly Report on Form 10-Q for the period ended October 28, 2000.